                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                         ADVANCED MATERIALS GROUP, INC.
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

                         ------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:


       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:


/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                         ADVANCED MATERIALS GROUP, INC.
                             20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221



                                                                  March 29, 2001



To our shareholders:

         You are cordially invited to attend the 2001 annual meeting of shareholders of Advanced Materials Group, Inc. (the "Company"), which will be held at 10:00 a.m. local time, on Wednesday, May 23, 2001 at the Doubletree Hotel, Irvine Spectrum, 90 Pacifica Avenue, Irvine California 92618. All holders of the Company's outstanding common stock as of March 26, 2001 are entitled to vote at the annual meeting.

         Enclosed is a copy of the Company's annual report, notice of annual meeting of shareholders, proxy statement and proxy card. A current report on the business operations of the Company will be presented at the meeting and shareholders will have an opportunity to ask questions.

         We hope you will be able to attend the annual meeting. Whether or not you expect to attend, it is important you complete, sign, date and return the proxy card in the enclosed envelope in order to ensure that your shares will be represented at the annual meeting.

                                       Sincerely,

                                       /s/ Steve F.  Scott

                                       Steve F.  Scott
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         ADVANCED MATERIALS GROUP, INC.
                             20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221

                                   -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD WEDNESDAY, MAY 23, 2001

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Advanced Materials Group, Inc., a Nevada corporation (the "Company"), will be held at 10:00 a.m. local time, on Wednesday, May 23, 2001 at the Doubletree Hotel, Irvine Spectrum, 90 Pacifica Avenue, Irvine California 92618 for the following purposes:

         1.       To elect five directors to the Board of Directors;

         2. To ratify the appointment of BDO Seidman, LLP as the independent accountants for the Company for the year ending November 30, 2001; and

         3. To transact such other business as may properly come before the annual meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 26, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and all adjourned meetings thereof.

         PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO AS DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                       By Order of the Board of Directors

                                       /s/ Steve F.  Scott

                                       Steve F.  Scott
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: March 29, 2001

                         ADVANCED MATERIALS GROUP, INC.
                             20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221

                                   -----------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                       To be held Wednesday, May 23, 2001

                                VOTING AND PROXY

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Materials Group, Inc. (the "Company") for use at the annual meeting of shareholders to be held at 10:00 a.m., local time, on Wednesday, May 23, 2001 at the Doubletree Hotel, Irvine Spectrum, 90 Pacifica Avenue, Irvine California 92618 and at any adjournments thereof. When the enclosed proxy card is properly executed and returned, the shares it represents will be voted in accordance with any directions indicated on that proxy. In voting by proxy for directors, shareholders may vote in favor of all director nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees. Shareholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered to the Company and not properly revoked will be voted at the annual meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted FOR the election of all director nominees named herein and FOR the ratification of BDO Seidman LLP as the Company's independent accountants for the year ending November 30, 2001. If any other matters properly come before the annual meeting, the persons named as proxies will vote upon these matters in accordance with their best judgment. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to the Secretary of the Company, by issuance of a subsequent proxy, or by voting at the annual meeting in person.

         At the close of business on March 26, 2001, the record date for determining shareholders entitled to notice of and to vote at the annual meeting, the Company had issued and outstanding 8,671,272 shares of common stock, par value $.001 per share (the "common stock"). Each share of common stock entitles the holder of record to one vote on any matter coming before the annual meeting. Only shareholders of record at the close of business on March 26, 2001 are entitled to notice of and to vote at the annual meeting or at any adjournments thereof.

         The presence, in person or by proxy, of a majority of the outstanding shares of common stock of the Company, regardless of whether a proxy has authority to vote on all matters presented at the meeting, shall constitute a quorum at the annual meeting. The five nominees for director who receive the highest number of votes shall be elected. On all matters other than the election of directors, the proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition. Abstentions and broker non-votes on any particular proposal will not be treated as a vote cast on the proposal and, therefore, will not affect the outcome of matters to be voted on at the meeting.

         The Company will pay the expenses of soliciting proxies for the annual meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or telephone. Proxy solicitors may include directors, officers and regular employees of the Company. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about April 4, 2001 to all shareholders entitled to vote at the annual meeting.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

         Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. It is intended that the proxies solicited by the Board of Directors will be voted for election of the five nominees listed below unless a contrary instruction is made on the proxy. If one or more of these nominees should be unable or unwilling to serve for any reason, the persons named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors. All of the nominees listed below are presently directors of the Company.

         THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FIVE NOMINEES LISTED BELOW.

DIRECTOR NOMINEES

         TIMOTHY R. BUSCH, 46, was elected to the Company's Board of Directors in September 1997 and was appointed Chairman in February 1998. Mr. Busch is a tax attorney and is president and managing partner of a professional services practice, The Busch Firm, which he founded in 1979. Until May 1999, he was a director of IMPAC Commercial Holdings, Inc., a publicly held company, and is currently a director for several privately held companies. Mr. Busch is a licensed attorney in California, Michigan, Texas and Washington, D.C. as well as a licensed CPA in California and Michigan.

         STEVE F. SCOTT, 56, has been the President and a Director of the Company since June 1991, and was appointed Chief Executive Officer in July 1994. He has been with the Company and its predecessors for a total of nearly 15 years, including previous positions as General Manager and Vice President of Sales. Mr. Scott was President of Pleuss-Staufer, a Swiss-based mining company, from 1989 to 1991. Mr. Scott has a B.S. in Chemical Engineering from the University of Cincinnati and an M.B.A. from California State University of Long Beach.

         N. PRICE PASCHALL, 52, was elected to the Company's Board of Directors in January 1994. Mr. Paschall has been Managing Director of Context Capital Group, an investment-banking firm that serves clients in the medical and industrial markets, since February 1992. Mr. Paschall was a partner of Shea, Paschall, Powell-Hambros Bank, and its predecessor company, a firm specializing in mergers and acquisitions, from January 1983 to January 1992. Mr. Paschall holds a degree in Business Administration from California Polytechnic University in Pomona. In addition, he currently serves on the board of Biopool International, Inc. a publicly-held medical device company.

         DR. MICHAEL LEDEEN, 59, was elected to the Company's Board of Directors in June 1993. Dr. Ledeen is the president of ISI Enterprises, Inc., a consulting firm and has served as Resident Scholar at the American Enterprise Institute in Washington, D.C. since 1989. From May 1993 to January 2000, Dr. Ledeen served as a Senior Advisor at Bear Stearns & Co., Inc., an investment banking firm. Dr. Ledeen is regarded as an expert in foreign policy and intelligence and international business. The author of a dozen books and hundreds of articles on twentieth-century history, Dr. Ledeen served as Special Advisor to Secretary of State Alexander Haig, and as a consultant to the National Security Council during the Reagan presidency. The founder of the Washington Quarterly, Dr. Ledeen writes regularly for the American Spectator and Commentary. He holds a Ph.D. in European History and Philosophy from the University of Wisconsin, and a B.A. from Pomona College.

         MAURICE J. DEWALD, 60, was elected to the Company's Board of Directors in February 1998. From June 1992 to the present, Mr. DeWald has been Chairman and Chief Executive Officer of Verity Financial Group, Inc., a private investment and financial advisory firm. Mr. DeWald is a former member of the KPMG Peat Marwick Board of Directors and also served as the Managing Partner of the Los Angeles office of KPMG Peat Marwick from 1986 to 1991. He currently serves on the boards of two publicly held companies in the healthcare industry, Tenet Healthcare Corporation and ARV Assisted Living, Inc. In addition, he currently serves on the boards of Dai-Ichi Kangyo Bank of California and Monarch Funds, a publicly held investment fund.

DIRECTOR COMPENSATION

         All non-employee directors are entitled to receive $500 and reimbursement for out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. In addition, each director is entitled to receive non-qualified stock options, pursuant to the Company's 1998 Stock Option Plan, to purchase 20,000 shares of the Company's common stock at fair market value when first elected to the Board, and 10,000 shares of common stock at fair market value each January subsequent to their reelection to the Board.

BOARD OF DIRECTORS MEETINGS

         The Board of Directors of the Company held ten meetings during fiscal 2000. The Board has a compensation committee and an audit committee. The Board does not have a nominating committee. The compensation committee is comprised of Messrs. Paschall, Busch and DeWald and met a total of two times during fiscal 2000. The compensation committee evaluates the performance of the Company's officers and makes recommendations to the Board concerning compensation. The committee also determines option grants made pursuant to the Company's 1998 Stock Option Plan.

         The audit committee is comprised of Messrs. DeWald, Busch, and Paschall and met a total of two times during fiscal 2000. Each of the members of the audit committee is independent, as defined in Rule 4200 (a)(15) of the National Association of Securities Dealers listing standards. The audit committee meets at least once a year with the Company's auditors to review the results of the annual audit and to discuss the Company's financial statements.

REPORT OF THE AUDIT COMMITTEE

         Pursuant to the proxy solicitation rules of the Securities and Exchange Commission, the Audit Committee of the Board of Directors is asked to report to the shareholders on certain matters each year in a Proxy Statement.

         The Audit Committee represents the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial practices of the Company and its subsidiaries, and has the general responsibility for the surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. Management has the primary responsibility for preparing the Company's financial statements and for its financial reporting process, and the Company's independent auditors are responsible for expressing an opinion on the conformance of the Company's financial statements to accounting principles generally accepted in the United States. The Audit Committee, among other things, is responsible for reviewing and discussing with management and the Company's independent auditors the Company's annual and quarterly financial statements and financial reporting process, including an analysis of the auditors' judgment as to (a) the quality of the Company's accounting procedures and practices, (b) any significant changes in the accounting policies of the Company and (c) any accounting and financial impact on the Company's financial reports.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's quarterly and audited annual financial statements for the year ended November 30, 2000. The Audit Committee has also discussed with the independent auditors the matters that the independent auditors are required to discuss with the Audit Committee pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has actively engaged in a dialogue with the independent auditors with respect to any and all disclosed relationships or services that may impact the objectivity and independence of the independent auditors. In reviewing and discussing such matters, the Audit Committee considered whether the auditors' provision of non-audit services during 2000 is compatible with maintaining the auditors' independence.

         Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended November 30, 2000, for filing with the Securities and Exchange Commission.

                                       Members of the Audit Committee:

                                       N. Price Paschall
                                       Timothy R. Busch
                                       Maurice J. DeWald


         No Director attended less than 75% of the total number of meetings of the Board of Directors and of all committees of which he was a member.

         The Board of Directors of the Company has adopted a charter for the audit committee, which is attached as Exhibit A.

EXECUTIVE OFFICERS

         Following is information regarding David Lasnier and Tom Lane, both of whom are executive officers of the Company. Messrs. Lasnier and Lane are not director nominees.

         DAVID LASNIER, 51, is the Senior Vice President and General Manager for Advanced Materials, Inc., a wholly owned subsidiary of the Company. He has held several managerial positions, primarily in sales and manufacturing, since joining the Company in 1991. Mr. Lasnier received a B.B.A. in Industrial Engineering and Management from St. Bonaventure University in 1971 and an M.B.A. from the University of Vermont in 1973.

         TOM LANE, 37, has been Chief Executive, Europe, for Advanced Materials, Ltd., a subsidiary of the Company, since joining the Company in January 1998. From 1993 to 1998 he was Chief Executive of Killeen SBU, a group of Jefferson Smurfit companies in the corrugated packaging industry in Ireland. Mr. Lane received a BCL degree from the University College in Dublin in 1984.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the common stock beneficially owned as of March 26, 2001 by: (i) each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more of the common stock; (ii) each of the Company's directors and nominees for director; and (iii) all officers and directors as a group.

NAME AND ADDRESS                                       AMOUNT AND NATURE          PERCENTAGE OF
OF BENEFICIAL OWNER(1)                              OF BENEFICIAL OWNERSHIP    OUTSTANDING SHARES(2)
----------------------                              -----------------------    ---------------------
Dito Caree LP, Dito Devcar LP and Richard H. Pickup        1,186,300(3)               13.7%
   c/o David Hehn
   3753 Howard Hughes Parkway #200
   Las Vegas, NV 89109-0938

Delk Partners Ltd.                                           814,300(4)                9.4%
   3303 Lee Parkway, Suite 220
   Dallas, TX 75219

Gregory J. Spagna                                            702,000(5)                8.1%
   201 E. 45th Street, 18th Floor
   New York, NY 10017

DIRECTORS:
Timothy R. Busch and the Lenawee Trust                       755,307(6)                8.7%
Steve F. Scott                                               475,500(7)                5.2%
N. Price Paschall                                            230,000(8)                2.6%
Michael Ledeen                                               105,000(9)                1.2%
Allan H. Meltzer                                              52,000(10)                *
Maurice J. DeWald                                             40,000(11)                *

OFFICERS:
David Lasnier                                                175,000(12)               2.0%
Tom Lane                                                     185,000(13)               2.1%

All officers and directors as a group (8 persons)          2,017,807                  20.4%

----------

(1) Unless otherwise indicated, the address of each beneficial owner is care of Advanced Materials Group, Inc., 20211 South Susana Road, Rancho Dominguez, California 90221.

(2)      Ownership of less than one percent is indicated by the mark "*".

(3) Comprised of 986,300 shares held by Dito Caree LP and 200,000 shares held by Dito Devcar LP. Mr. Pickup does not directly own any shares, but he indirectly controls both Dito Caree LP and Dito Devcar LP. Mr. Pickup, Dito Caree, LP and Dito Devcar, LP acknowledges that they are a "group" with respect to the referenced shares.

(4) Based solely on that certain Form 13G/A filed with the SEC on February 12, 2001. Delk Partners, Ltd. has the sole power to vote and dispose of the 814,300 shares of Common Stock beneficially owned by it. However, as the general partners of Delk Partners, Ltd., Mr. Robert Delk and Mrs. Ann Struckmeyer Delk may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3, to have shared power to vote, or direct the vote of, or dispose of, or direct the disposition of, the 814,300 shares of Common Stock owned directly by Delk Partners, Ltd.

(5) Based solely on that certain Form 13G/A filed February 5, 2001 and comprised of 461,000 shares held by Mr. Spagna and 241,000 shares held jointly by Mr. Spagna and his wife.

(6) Comprised of 705,307 shares held by the Lenawee Trust, of which Mr. Busch and his spouse are beneficiaries; and 50,000 shares issuable upon exercise of options held by Mr. Busch that are presently exercisable or exercisable within 60 days of March 26, 2001. Mr. Busch and the Lenawee Trust acknowledge that they are a "group", as that term is used under
         Section 13(d)(3) of the Exchange Act, with respect to the referenced shares.

(7) Comprised of 20,000 shares, which Mr. Scott owns, and 455,500 shares which Mr. Scott has the right to acquire upon exercise of stock options presently exercisable or exercisable within 60 days of March 26, 2001.

(8) Comprised of 230,000 shares which Mr. Paschall has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 26, 2001.

(9) Comprised of 55,000 shares, which Mr. Ledeen owns jointly with his wife, and 50,000 shares which Mr. Ledeen has the right to acquire upon exercise of stock options presently exercisable or exercisable within 60 days of March 26, 2001.

(10) Comprised of 2,000 shares, which Mr. Meltzer owns, and 50,000 shares which Mr. Meltzer has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 26, 2001.

(11) Comprised of 40,000 shares which Mr. DeWald has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 26, 2001.

(12) Comprised of 175,000 shares which Mr. Lasnier has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 26, 2001.

(13) Comprised of 35,000 shares which Mr. Lane owns and 150,000 shares, which Mr. Lane has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 26, 2001.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Company for services rendered during the fiscal years ended November 30, 1998, 1999 and 2000, respectively, to the named executive officers during such periods.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                               ANNUAL COMPENSATION               ------------
                                        --------------------------------------    SECURITIES
                              FISCAL                            OTHER ANNUAL      UNDERLYING
NAME AND PRINCIPAL POSITION    YEAR      SALARY      BONUS(1)  COMPENSATION(2)  OPTIONS GRANTED
---------------------------    ----      ------      --------  ---------------  ---------------
STEVE F. SCOTT .............   2000     $234,429         --       $ 18,771           10,000
   President and Chief         1999     $229,733         --       $ 16,976           10,000
   Executive Officer           1998     $193,378         --       $ 11,943           10,000
DAVID LASNIER ..............   2000     $153,363     $ 30,000     $ 11,901             --
   Senior Vice President       1999     $147,271     $ 14,000     $ 11,387             --
                               1998     $140,270     $ 28,000     $  8,712             --
TOM LANE ...................   2000     $129,210     $ 37,175     $ 12,138             --
   Chief Executive, Europe     1999     $119,457     $ 33,350     $ 12,591             --
                               1998     $106,170     $ 83,708     $ 10,617          150,000

----------

(1) Bonuses levels for each indicated fiscal year were determined and paid in the first quarter of the following fiscal year. Thus, fiscal 2000 bonuses levels were actually determined and paid in fiscal 2001 but were based on the Company's performance in the preceding year. See "Report of the Compensation Committee."

(2) For Mr. Scott, includes an allowance of $10,350 for automobile expenses, an allowance of $4,549 for medical insurance, and 401(k) contributions of $3,872. For Mr. Lasnier, includes an allowance of $8,401 for automobile expenses and 401(k) contributions of $3,500. For Mr. Lane, includes pension contributions of $12,138.

STOCK OPTION GRANTS

         The following table sets forth certain information with respect to stock options granted to each of the named executive officers during the fiscal year ended November 30, 2000. The Company granted options to purchase at total of 60,000 shares of common stock during fiscal 2000, all of which were options granted as director compensation. See "Director Compensation." No option awards were made to employees other than Steve F. Scott, who also serves on the board of directors.

                        OPTION GRANTS IN LAST FISCAL YEAR


                      NUMBER OF                                               POTENTIAL REALIZABLE VALUE AT ASSUMED
                     SECURITIES      % OF TOTAL                              ANNUAL RATES OF STOCK PRICE APPRECIATION
                     UNDERLYING        OPTIONS       EXERCISE                           FOR OPTION TERM
                       OPTIONS         GRANTED         PRICE     EXPIRATION             ---------------
  AWARD RECIPIENT      GRANTED      DURING FY 00     PER SHARE      DATE           0%           5%           10%
  ---------------      -------      ------------     ---------      ----          ----         ----         ----
Steve F. Scott         10,000            14%           $0.94      1/18/2005        $0         $2,600       $5,700
David Lasnier            --              0%             --           --            --           --           --
Tom Lane                 --              0%             --           --            --           --           --

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information regarding the exercise of options by the named executive officers during fiscal 2000 and unexercised stock options held by each of the named executive officers as of November 30, 2000.

                                                   NUMBER OF SHARES UNDERLYING          VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS AT             IN-THE-MONEY OPTIONS
                         SHARES                         NOVEMBER 30, 2000               AT NOVEMBER 30, 2000(2)
                        ACQUIRED      VALUE             -----------------               -----------------------
                      ON EXERCISE  REALIZED (1)   EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                      -----------  ------------   -----------     -------------     -----------     -------------
Steve F. Scott.......    14,500      $14,813         455,500           --            $110,869           $0.00
David Lasnier........    35,000      $33,963         175,000           --            $  14,013          $0.00
Tom Lane.............      --           --           100,000         50,000         $      0.00         $0.00

----------------------

(1) Market value of underlying securities on the date of exercise, minus the exercise price.

(2) Value of unexercised in-the-money options is based on the Nasdaq last sale price on November 30, 2000 ($0.94 per share).

EMPLOYMENT AGREEMENTS

         The Company is party to an employment agreement with Steve F. Scott, its President and Chief Executive Officer, dated July 1, 1998, which currently provides Mr. Scott with an annual salary of $250,000 per year. The employment agreement is effective through June 30, 2004. Upon termination by the Company, Mr. Scott will be entitled to any unpaid compensation accrued through the effective date of his termination. If he is terminated by the Company other than for cause (as defined in the agreement), the Company will provide Mr. Scott with a severance payment equivalent to two times his most recent annual base salary plus the aggregate annual cash value of his automobile allowance and health insurance. Upon a change in control of the Company (as defined Mr. Scott's employment agreement), Mr. Scott may receive a severance payment equal to five times his most recent annual salary plus the remaining value of his automobile allowance and health insurance payable under this contract.

         The Company is also party to an employment agreement with David Lasnier, Vice President and General Manager for Advanced Materials, Inc., dated August 1, 1999, which currently provides Mr. Lasnier with an annual salary of $155,000. The employment agreement is effective through August 1, 2001. Upon termination by the Company, Mr. Lasnier will be entitled to any unpaid compensation accrued through the effective date of his termination. If he is terminated by the Company other than for cause (as defined in the agreement), the Company will provide Mr. Lasnier with a severance payment equivalent to his base salary divided by twelve an multiplied by the number of months remaining under the term.

         The Company is party to an employment agreement with Tom Lane, Chief Executive of Advanced Materials, Ltd., dated November 4, 1997 that provides Mr. Lane with an annual salary of (pound)94,500 (approximately $120,000). Pursuant to this agreement, The Company may be obligated to pay Mr. Lane a severance payment equal to two years of his base salary if his employment is terminated without cause (as defined in the employment agreement).

STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder returns on the Company's common stock over a five-year period with the cumulative total return of the Nasdaq Composite Index and the Wilshire Small Cap Index as a peer group comparison. The Company has selected the Wilshire Small Cap Index on the basis that we believe that we cannot reasonably identify a reasonable pool of peer issuers in the same line of business.

                           12/31/96         12/31/97           12/31/98           12/31/99         12/31/00
Nasdaq Stock Market        100              121.64             169.84             315.20           214.77
(Composite Index)
Wilshire Small Cap         100              125.42             123.47             167.99           159.34
Index
Advanced Materials         100              242.03             90.58              63.41            33.99
Group, Inc.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consisted of the following non-employee directors during fiscal 2000: Messrs. Paschall, Busch and DeWald.

REPORT OF THE COMPENSATION COMMITTEE

         The compensation committee of the Board of Directors, composed of Messrs. Paschall, Busch, and DeWald, has the authority to administer the Company's executive compensation programs, including the Company's stock incentive plans. The Company's executive compensation program is designed to provide competitive levels of base compensation in order to attract, retain and motivate high quality employees, tie individual total compensation to individual performance and success of the Company, and align the interests of the Company's executive officers with those of its stockholders.

EXECUTIVE COMPENSATION PROGRAMS

         The Company's executive compensation program consists of three principal elements: base salary, cash bonus, and stock options. The Board of Directors sets the annual base salary for executives after consideration of the recommendations of the Compensation Committee. Prior to making its recommendations, the Compensation Committee reviews historical compensation levels of the executives, evaluates past performance, and assesses expected future contributions of the executives. In making the determinations regarding base salaries, the Company considers generally available information regarding the salaries prevailing in the industry.

         The Company maintains incentive plans under which executive officers may be paid cash bonuses at the end of each fiscal year. The bonuses under these incentive plans depend upon individual performance and the achievement by the Company of certain financial targets established by the Board of Directors prior to the start of each fiscal year.

         Total compensation for executive officers also includes long-term incentives offered in the form of stock options, which are generally provided through initial stock option grants at the date of hire and periodic additional stock options grants. Stock options align the interests of the executive officer with the interests of stockholders due to the fact that the executive can realize a gain only if the Company's stock appreciates in value. In determining the amount of such grants, the Compensation Committee considers the contributions of each executive to the overall success of the Company in the past fiscal year, the responsibilities to be assumed in the upcoming fiscal year, appropriate incentives for the promotion of the long-term growth of the Company, and grants to other executives in the industry holding comparable positions as well as the executive's position within the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. Scott's employment contract provides for a current base salary of $250,000 and he is eligible for the grant of stock options and a cash bonus awarded at the discretion of the Compensation Committee. Option grants and cash bonus awards granted by the Company in fiscal 2000 are based upon the Company's performance in that year. In determining Mr. Scott's total compensation, the Compensation Committee considers the Company's overall performance, as measured by sales revenue, profitability, earnings per share and share valuation. After considering these indicia of performance, the Compensation Committee awarded no cash bonus in fiscal 2000, 1999 or 1998. In each of these years, Mr. Scott received an option purchase up to 10,000 shares of common stock as compensation for his services as a director of the Company.


                                       This report was furnished by
                                       Messrs. Paschall, Busch and DeWald

COMPLIANCE WITH SECTION 16(a)

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of common stock and other equity securities of the Company. Such persons are required to furnish the Company with copies of such reports. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal 2000, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except as follows: (i) Messrs. Busch, Scott, Paschall, Ledeen, Meltzer and DeWald failed to timely file a Form 5 reporting the receipt of options during fiscal 2000.

LIMITATION ON DIRECTOR'S LIABILITIES UNDER NEVADA LAW

         The Company's Bylaws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed actions, suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which such persons shall be determined to have acted not in good faith, unlawfully or not in the best interest of the Company; provided, however, that in the case of a suit or proceeding by or in the right of the Company, such persons shall be indemnified only to the extent of expenses actually and reasonably incurred by them in connection with the defense or settlement thereof and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such corporate suit or proceeding was pending shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. The Company has also obtained directors' and officers' liability insurance in the amount of $2,000,000.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors and officers of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                   PROPOSAL II
              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Company has selected the firm of BDO Seidman, LLP as independent public accountants to perform the audit of the consolidated financial statements of the Company for the year ending November 30, 2001. BDO Seidman, LLP served as independent public accountants of the Company during fiscal 2000. The Board of Directors expects that a representative of BDO Seidman, LLP will be present at the annual meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN LLP.

AUDIT FEES

      The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's financial statements for the fiscal year ended November 30, 2000 and the interim reviews of the financial statements included in the Company's Form 10-K for its fiscal year 2000 were $108,500.

INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

      BDO Seidman, LLP did not bill the Company for any Financial Information System Design and Implementation fees for fiscal year 2000.

ALL OTHER FEES

         The aggregate fees filled by BDO Seidman, LLP for services rendered for fiscal 2000, other than services reported under Audit Fees above, was $26,450.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matters should come before the annual meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                              SHAREHOLDER PROPOSALS

         The deadline for submitting shareholder proposals to be included in the Company's proxy materials for next year's annual meeting will be December 4, 2001. Proposals received after December 4, 2001 will not be included in the Company's proxy materials. However, if next year's annual meeting is more than 30 days before or after the first anniversary of this year's annual meeting, then proposals must be received by the Company a reasonable time before the Company begins to print and mail its proxy materials.

         The deadline for submitting notice of proposals that would not to be subject to management's discretionary proxy voting was January 28, 2001. Because management did not receive notice of any shareholder proposals prior to that date for consideration at the upcoming annual meeting, management will use discretionary proxy voting authority to vote on any shareholder proposals.

                                  ANNUAL REPORT

         The Company's annual report to shareholders for the fiscal year ended November 30, 2000, including audited financial statements, accompanies this proxy statement. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2000 AND THE EXHIBITS THERETO ARE AVAILABLE FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST OF A STOCKHOLDER. Copies of the Form 10-K are also available on-line through the Securities and Exchange Commission at WWW.SEC.GOV.



                                       By the order of the Board of Directors

                                       /s/ Steve F.  Scott

                                       Steve F.  Scott
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER


Rancho Dominguez, California
March 29, 2001

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                                       OF
                         ADVANCED MATERIALS GROUP, INC.,
                              A NEVADA CORPORATION

         1. MEMBERS. The Board of Directors shall appoint an Audit Committee of at least two members, consisting of a majority of "independent" directors of the Board, and shall designate one member as chairperson. For purposes hereof, "independent" shall mean a director who meets the definition of "independence" found under the NASD rules.

                  Each member of the Company's audit committee must be financially literate and at least one member of the audit committee, at all times, shall have accounting or related financial management expertise, both as provided in the NASD rules.

                  Under exceptional circumstances and limited to only one director, the Board can "override" the "independence" requirement for serving on the Audit Committee if (i) the non-independent director is neither a current employee of the Company nor an immediate family member of such employee, and
(ii) a majority of the Audit Committee, after addition of the non-independent director, consists of "independent" directors of the Board. The Board may exercise this "override" if it determines that the non-independent director's membership on the Audit Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in its next annual proxy statement subsequent to such determination, the nature of such director's relationship and the reasons for such determination.

         2. PURPOSES, DUTIES, AND RESPONSIBILITIES. The Audit Committee shall represent the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. Specifically, the Audit Committee shall:

         (i) Evaluate, select and, when appropriate, replace the firm of independent certified public accountants that serves as auditor of the Company, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee.

         (ii) Review with the independent auditor its audit procedures, including the scope, fees and timing of the audit and the results of the annual audit examination and any accompanying management letters, to ensure the independent auditor's objectivity and independence.

         (iii) Review and discuss with the independent auditor the written statement from the auditor, required by Independence Standards Board Standard No. 1, detailing any relationships between the auditor (and its related entities) and the Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the auditor.

         (iv) Review and discuss with management and the independent auditor the Company's annual audited financial statements, including a discussion of management's judgments and processes used to arrive at accounting estimates and the auditor's judgment as to the quality of the Company's accounting principles.

         (v) Review with management and the independent auditor the results of any significant matters identified as a result of the independent auditor's interim review procedures prior to the filing of each Form 10-Q or as soon thereafter as possible. The Audit Committee chairperson may perform this responsibility on behalf of the Audit Committee.

         (vi)     Review the adequacy of the Company's internal controls.

         (vii) Review significant changes in the accounting policies of the Company and accounting and financial reporting rule changes that may have a significant impact on the Company's financial reports.

         (viii) Review and discuss with the independent auditor any difficulties or disagreements with management, during the course of the audit, about matters that individually, or in the aggregate, could be significant to the financial statements or the auditor's report, whether or not these disagreements were resolved satisfactorily.

         (ix) Review material pending legal proceedings involving the Company and other contingent liabilities.

         (x) Review the adequacy of the Audit Committee Charter on an annual basis, and recommend changes if the Committee determines changes are appropriate.

         3. MEETINGS. The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or via telephone. The Audit Committee shall meet in executive session with the independent auditors and the Company's internal auditor at least annually. The Audit Committee shall report to the full Board of Directors with respect to its meetings and shall make such reports to stockholders as are required by applicable regulations or as are deemed advisable in the Committee's judgment. The majority of the members of the Audit Committee shall constitute a quorum.

                         ADVANCED MATERIALS GROUP, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gayle L. Arnold and John L. Watkins as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of Advanced Materials Group, Inc., held by the undersigned on March 26, 2001, at the annual meeting of shareholders to be held on Wednesday, May 23, 2001, or any adjournment thereof, with like effect as if the undersigned were personally present and voting upon the following matters.

1.   ELECTION OF DIRECTORS:

       / / ELECT FIVE DIRECTORS NAMED BELOW TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN THE YEAR 2002 OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

                      Timothy R. Busch                       Dr. Michael Ledeen
                      Steve F. Scott                         Maurice J. DeWald.
                      N. Price Paschall

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES NAMED ABOVE, STRIKE THROUGH THAT/THOSE NAME(S).

2. RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN LLP as the independent accountants for the Company for the fiscal year ending November 30, 2001:

     / /    FOR RATIFICATION OF BDO SEIDMAN LLP.

     / /    AGAINST RATIFICATION OF BDO SEIDMAN LLP.

3. TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE NAMED NOMINEES AND FOR RATIFICATION OF BDO SEIDMAN LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2001.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith and directs that his or her votes be cast by the above named proxies in the manner directed herein.

                                       Dated                         , 2001

                                       ---------------------------
                                       Signatures(s) of Stockholder(s)

Signature should agree with the name(s) printed hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.


PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING, OR TO SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.